UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2025

TopBuild Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36870	47-3096382
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

475 North Williamson Boulevard Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 304-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 of this Current Report on Form 8-K, at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of TopBuild Corp., a Delaware corporation (the “Company”), held on April 28, 2025, the Company’s shareholders approved the TopBuild Corp. Amended and Restated 2015 Long Term Stock Incentive Plan (the “2025 Plan”), as presented. The 2025 Plan is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed with the Securities and Exchange Commission on March 14, 2025, under the caption “Proposal 4: To approve the TopBuild Corp. Amended and Restated 2015 Long Term Stock Incentive Plan”, which description is incorporated by reference in this Item 5.02. The description of the 2025 Plan is qualified in its entirety by reference to the complete text of the 2025 Plan, which is filed as Exhibit 10.15 to this Current Report on Form 8-K and which was also contained in Appendix B to the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on April 28, 2025. The final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1: Election of directors to serve until the Company’s 2026 Annual Meeting of Shareholders.

	Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
Alec C. Covington	25,644,552	875,330	21,355	1,047,990
Ernesto Bautista, III	25,644,525	868,332	28,380	1,047,990
Robert M. Buck	25,918,269	601,586	21,382	1,047,990
Joseph S. Cantie	25,645,385	874,138	21,714	1,047,990
Tina M. Donikowski	25,646,690	867,056	27,491	1,047,990
Deirdre C. Drake	25,645,174	867,499	28,564	1,047,990
Mark A. Petrarca	25,651,815	868,057	21,365	1,047,990
Nancy M. Taylor	25,211,536	1,010,481	319,220	1,047,990

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
26,983,634	586,962	18,631	0

Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
25,341,127	1,141,619	58,491	1,047,990

Proposal 4: Approval of the TopBuild Corp. Amended and Restated 2015 Long Term Stock Incentive Plan.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
25,970,208	545,138	25,891	1,047,990

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.15 104	TopBuild Corp. Amended and Restated 2015 Long Term Stock Incentive Plan, as amended April 28, 2025. Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

	By:	/s/ Madeline Otero
		Name:	Madeline Otero
		Title:	Vice President and Chief Accounting Officer (Principal Accounting Officer)
Dated: April 29, 2025